UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2008

Legg Mason Partners

Adjustable Rate Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended May 31, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8% and third quarter 2007 GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that first quarter 2008 GDP growth was a modest 1.0%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S. could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first five months of 2008 and the unemployment rate rose to 5.5% in May, its highest level since October 2004.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on six more occasions through the end of the reporting period, bringing the federal funds rate to 2.00% as of May 31, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

Legg Mason Partners Adjustable Rate Income Fund	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended May 31, 2008, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Longer-term Treasury yields then moved higher at the end of the reporting period, as record high oil prices and rising food prices triggered inflationary concerns.

Overall, during the 12 months ended May 31, 2008, two-year Treasury yields fell from 4.92% to 2.66%. Over the same time frame, 10-year Treasury yields fell from 4.90% to 4.06%. Short-term yields fell sharply in concert with the Fed’s rate cuts, while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.89%.

Increased investor risk aversion during the fiscal year caused the high-yield bond market to produce weak results over the 12-month period ended May 31, 2008. During that period, the Citigroup High Yield Market Indexvi returned -0.89%. While high-yield bond prices rallied several times during the reporting period, several flights to quality dragged down the sector, although overall default rates continued to be low.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners Adjustable Rate Income Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 27, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

Legg Mason Partners Adjustable Rate Income Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund normally invests at least 80% of its assets in adjustable-rate securities. The Fund may also invest up to 20% of its net assets in short duration corporate and U.S. government fixed-rate debt securities, as well as investments that are rated below investment grade. In addition, the Fund may invest in bank loan instruments, including those rated below investment grade. The Fund’s portfolio managers seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments the portfolio managers believe will, in aggregate, be resistant to significant fluctuations in market value.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.92% and 4.90%, respectively. Treasury yields then moved sharply higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	1

Fund overview continued

of 2008. As of May 31, 2008, two- and 10-year Treasury yields had fallen to 2.66% and 4.06%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% over the course of the reporting period, by the end of May, it was generally assumed that the U.S. could be headed for a mild recession.

Q. How did we respond to these changing market conditions?

A. Market conditions were challenging during the 12-month reporting period, which affected performance. We believe that the ability to integrate fundamental research with rigorous relative value analysis drives performance in our portfolios. This is the basis of each investment and does not change regardless of market conditions. We remained committed to a value approach.

Performance review

For the 12 months ended May 31, 2008, Class A shares of Legg Mason Partners Adjustable Rate Income Fund, excluding sales charges, returned -2.41%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexv, returned 4.14% for the same period. The Lipper Ultra-Short Obligations Funds Category Average1 returned -1.18%.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended May 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 75 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of May 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Adjustable Rate Income Fund — Class A Shares	-2.72%	-2.41%
Citigroup 6-Month U.S. Treasury Bill Index	1.67%	4.14%
Lipper Ultra-Short Obligations Funds Category Average[1]	-1.76%	-1.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned -3.11%, Class C shares returned -3.13% and Class I shares returned -2.71% over the six months ended May 31, 2008. Excluding sales charges, Class B shares returned -3.15%, Class C shares returned -3.00% and Class I shares returned -2.26% over the 12 months ended May 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

The 30-Day SEC Yields for the period ended May 31, 2008 for Class A, B, C and I shares were 4.73%, 4.25%, 4.30% and 5.08%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated September 28, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.87%, 1.48%, 1.41% and 0.60%, respectively.

Q. What were the leading contributors to performance?

A. Our tactically-driven durationvi posture and yield curvevii steepening bias were positive contributors to performance, as short-term interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The Fund’s agency mortgage exposure was a detractor from performance as spreads hit their all-time highs at the peak of the credit crisis in March 2008 and volatility spiked. A substantial allocation to high-quality structured non-agency mortgage-backed products also detracted from performance as a result of the subprime mortgage crisis.

Elsewhere, the Fund’s credit exposure significantly detracted from performance. Our emphasis on lower-quality credit holdings and credits in the Financials sector were particularly challenged, as bank de-leveraging ensued at a rapid pace and earnings results were extremely weak during the fiscal year.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 78 funds for the six-month period and among the 75 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	3

Fund overview continued

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — May 31, 2008

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2007 and held for the six months ended May 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIOS	EXPENSES PAID DURING THE PERIOD[3]
Class A	(2.72)%	$1,000.00	$972.80	0.86%	$4.24
Class B	(3.11)	1,000.00	968.90	1.58	7.78
Class C	(3.13)	1,000.00	968.70	1.44	7.09
Class I	(2.71)	1,000.00	972.90	0.61	3.01

[1]	For the six months ended May 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIOS	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.70	0.86%	$4.34
Class B	5.00	1,000.00	1,017.10	1.58	7.97
Class C	5.00	1,000.00	1,017.80	1.44	7.26
Class I	5.00	1,000.00	1,021.95	0.61	3.08

[1]	For the six months ended May 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 5/31/08	(2.41)%	(3.15)%	(3.00)%	(2.26)%
Five Years Ended 5/31/08	1.53	0.94	0.98	1.78
Ten Years Ended 5/31/08	3.22	2.60	2.66	N/A
Inception* through 5/31/08	3.56	3.41	3.46	1.86

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 5/31/08	(4.61)%	(7.79)%	(3.00)%	(2.26)%
Five Years Ended 5/31/08	1.06	0.77	0.98	1.78
Ten Years Ended 5/31/08	2.99	2.60	2.66	N/A
Inception* through 5/31/08	3.34	3.41	3.46	1.86

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (5/31/98 through 5/31/08)		37.36%
Class B (5/31/98 through 5/31/08)		29.29
Class C (5/31/98 through 5/31/08)		30.07
Class I (Inception* through 5/31/08)		10.92

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred.

*	Inception dates for Class A, Class B, Class C and Class I shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.

8	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS C SHARES OF LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND VS. CITIGROUP 6-MONTH U.S. TREASURY BILL INDEX† — May 1998 - May 2008

†	Hypothetical illustration of $10,000 invested in Class C shares on May 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2008. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	9

Schedule of investments

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 39.7%
$5,271,648	American Home Mortgage Assets, 3.105% due 10/25/46(a)(b)	$3,571,981
	Banc of America Mortgage Securities Inc.:
45,076	6.432% due 3/25/33(a)	44,982
3,330,132	4.454% due 2/25/35(a)(b)	3,140,928
	Bear Stearns Alternate-A Trust:
370,007	2.813% due 11/25/34(a)(b)	324,512
1,090,424	2.643% due 4/25/35(a)(b)	783,771
	Bear Stearns ARM Trust:
1,072,822	6.645% due 2/25/35(a)(b)	1,046,002
3,335,113	5.102% due 8/25/35(a)(b)	3,071,007
3,143,970	Bear Stearns Asset-Backed Securities Inc., 2.993% due 10/25/33(a)(b)	2,908,799
1,717,953	Bear Stearns Second Lien Trust, 2.613% due 12/25/36(a)(b)(c)	1,151,029
	Countrywide Home Loan Mortgage Pass-Through Trust:
3,019,308	2.893% due 12/25/17(a)(b)	2,975,710
3,423,636	2.843% due 7/25/18(a)(b)	3,416,740
1,784,815	4.240% due 9/25/33(a)(b)	1,723,253
2,004,748	Deutsche Mortgage Securities Inc., 2.843% due 6/25/34(a)(b)	1,840,511
	Federal Home Loan Mortgage Corp. (FHLMC):
677,503	2.964% due 11/15/26(a)(b)	675,613
630,595	STRIPS, 3.506% due 6/1/28(a)(b)	633,228
	Federal National Mortgage Association (FNMA):
2,803,571	2.693% due 10/25/35(a)(b)	2,748,723
	Grantor Trust:
463,651	6.009% due 1/25/28(a)(b)	471,151
3,912,979	5.945% due 3/25/42(a)(b)	3,786,243
4,675,788	6.093% due 8/25/43(a)(b)	4,732,865
	REMIC Trust:
1,322,210	4.790% due 3/25/27(a)(b)	1,270,950
4,571,424	PAC, 2.793% due 8/25/33(a)(b)	4,508,085
	Whole Loan:
644,557	2.793% due 5/25/42(a)(b)	625,022
3,473,708	6.025% due 8/25/42(a)(b)	3,447,594
1,442,382	First Horizon Alternative Mortgage Securities, 5.930% due 2/25/36(a)(b)	1,250,768
852,387	First Republican Mortgage Loan Trust, 6.002% due 6/25/30(a)(b)	850,978
2,027,823	First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1.638% due 4/18/29(a)(d)	133,859

See Notes to Financial Statements.

10	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

$740,301	GS Mortgage Securities Corp. II, 1.711% due 3/20/23(a)(b)(c)	$740,198
	Harborview Mortgage Loan Trust:
1,890,347	2.758% due 6/19/34(a)(b)	1,744,708
4,912,632	2.708% due 11/19/36(a)(b)	3,873,840
154,618	IMPAC CMB Trust, 3.393% due 10/25/33(a)	149,227
601,806	IMPAC Secured Assets Corp., 2.793% due 11/25/34(a)(b)	453,154
3,011,911	Indymac Index Mortgage Loan Trust, 5.381% due 10/25/35(a)(b)	2,446,908
1,105,697	JPMorgan Commercial Mortgage Finance Corp., IO, 1.162% due 9/15/29(a)(d)	38,025
15,920,495	LB Commercial Conduit Mortgage Trust, IO, 0.452% due 10/15/35(a)(d)	114,635
766,668	Lehman Structured Securities Corp., 2.733% due 9/26/45(a)(b)(c)	739,774
658,413	MASTR ARM Trust, 7.028% due 12/25/33(a)(b)	622,480
3,117,105	Merrill Lynch Mortgage Investors Inc., 4.489% due 2/25/35(a)(b)	3,058,369
47,008	MLCC Mortgage Investors Inc., 2.894% due 3/15/25(a)	37,625
1,517,383	New York Mortgage Trust Inc., 2.723% due 8/25/35(a)(b)	1,427,071
	Residential Accredit Loans Inc.:
2,396,937	2.733% due 12/25/33(a)(b)	2,332,800
3,900,000	2.598% due 9/25/46(a)(b)(e)	2,729,103
	Residential Asset Securitization Trust:
2,180,727	3.395% due 6/25/33(a)(b)	2,050,621
	PAC:
2,269,776	2.843% due 11/25/33(a)(b)	2,024,577
1,699,930	2.793% due 5/25/34(a)(b)	1,444,057
3,028,947	Residential Funding Mortgage Securities I Trust, 2.793% due 6/25/33(a)(b)	2,906,548
	Sequoia Mortgage Trust:
861,781	6.322% due 9/20/32(a)(b)	830,815
626,527	3.139% due 6/20/33(a)(b)	601,617
	Structured ARM Loan Trust:
330,658	2.703% due 2/25/34(a)(b)	313,718
864,274	7.207% due 3/25/34(a)(b)	884,587
1,263,959	4.904% due 11/25/34(a)(b)	1,129,938
	Structured Asset Mortgage Investments Inc.:
1,281,447	2.993% due 7/25/32(a)(b)	1,191,919
851,733	7.211% due 8/25/35(a)(b)	809,146
1,224,872	2.773% due 12/27/35(a)(b)	772,014
1,929,885	6.642% due 12/27/35(a)(b)	1,594,165
1,391,825	2.593% due 9/25/47(a)(b)	1,345,653

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	11

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Structured Asset Securities Corp.:
$1,707,180	3.393% due 3/25/28(a)(b)	$1,476,934
3,216,980	3.333% due 8/25/28(a)(b)	2,799,811
399,708	6.781% due 6/25/32(a)(b)	396,183
276,665	7.150% due 9/25/32(a)	276,162
1,492,194	2.893% due 4/25/33(a)(b)	1,318,435
2,403,934	6.335% due 6/25/35(a)(b)(c)	2,280,254
	Thornburg Mortgage Securities Trust:
355,863	2.843% due 3/25/44(a)(b)	349,059
2,039,393	2.643% due 7/25/45(a)(b)	2,033,347
1,264,255	2.663% due 10/25/45(a)(b)	1,254,515
2,355,835	Wachovia Mortgage Loan Trust LLC, 5.468% due 8/20/35(a)(b)	2,232,078
	Washington Mutual Alternative Mortgage Pass-Through Certificates:
1,728,768	5.046% due 5/25/46(a)(b)	1,340,876
2,111,782	5.036% due 8/25/46(a)(b)	1,571,958
	Washington Mutual Inc.:
2,742,802	3.543% due 6/25/33(a)(b)	2,731,574
1,885,501	5.937% due 9/25/36(a)(b)(e)	1,661,862
1,061,827	5.476% due 4/25/44(a)(b)	909,477
1,628,849	Washington Mutual Mortgage Pass-Through Certificates, 6.870% due 11/25/30(a)(b)	1,547,772
	Wells Fargo Mortgage Backed Securities Trust:
3,208,762	4.592% due 11/25/34(a)(b)	3,170,526
	PAC:
2,671,006	2.793% due 5/25/33(a)(b)	2,490,393
1,163,408	4.500% due 6/25/33(b)	1,161,399
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $133,808,203)	120,544,211
ASSET-BACKED SECURITIES — 10.4%
	Diversified Financial Services — 1.6%
	Business Loan Express:
1,843,015	2.973% due 1/25/28(a)(b)(c)	1,762,126
765,828	3.043% due 6/25/28(a)(b)(c)	708,604
1,066,749	2.943% due 7/25/28(a)(b)(c)	1,011,219
1,659,243	3.464% due 5/15/29(a)(b)(c)	1,427,711
	Total Diversified Financial Services	4,909,660
	Home Equity — 8.8%
	Amortizing Residential Collateral Trust:
3,298,534	3.093% due 7/25/32(a)(b)	2,829,156
356,422	2.743% due 8/25/32(a)(b)	315,689

See Notes to Financial Statements.

12	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 8.8% continued
	Bear Stearns Asset-Backed Securities Inc.:
$2,574,303	2.873% due 10/25/33(a)(b)	$2,297,996
554,403	2.843% due 12/25/33(a)(b)	418,432
339,926	Cendant Mortgage Corp., 2.943% due 7/25/43(a)(b)(c)	335,517
287,798	Centex Home Equity, 2.663% due 10/25/35(a)	281,137
17,545	First Franklin Mortgage Loan Trust, 3.313% due 8/25/32(a)	17,539
2,754,050	GSAMP Trust, 2.693% due 5/25/36(a)(b)(c)(e)	2,163,196
5,889,000	New Century Home Equity Loan Trust, 3.013% due 8/25/34(a)(b)	4,753,912
1,251,626	NovaStar Home Equity Loan Trust, 3.818% due 5/25/33(a)(b)	1,033,733
	Renaissance Home Equity Loan Trust:
988,111	2.823% due 6/25/33(a)(b)	695,838
917,357	2.833% due 8/25/33(a)(b)	809,788
3,546,900	3.395% due 12/25/33(a)(b)	2,949,319
	SACO I Trust:
488,750	2.653% due 9/25/35(a)(b)	390,251
1,412,028	2.543% due 4/25/36(a)(b)	638,076
902,683	2.653% due 6/25/36(a)(b)	551,847
3,271,089	Saxon Asset Securities Trust, 3.093% due 6/25/33(a)(b)	2,842,172
118,169	Specialty Underwriting & Residential Finance Trust, 3.073% due 1/25/34(a)	112,983
833,100	Structured Asset Investment Loan Trust, 3.073% due 1/25/33(a)(b)	758,338
3,245,309	Truman Capital Mortgage Loan Trust, 2.823% due 3/25/37(a)(b)(c)(e)	2,548,963
	Total Home Equity	26,743,882
	TOTAL ASSET-BACKED SECURITIES (Cost — $38,371,199)	31,653,542
CORPORATE BONDS & NOTES — 11.0%
CONSUMER DISCRETIONARY — 1.6%
	Auto Components — 0.0%
160,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	150,600
	Automobiles — 0.7%
2,000,000	DaimlerChrysler NA, Holding Corp., Medium-Term Notes, 3.562% due 8/3/09(a)(b)	1,989,344
	Diversified Consumer Services — 0.0%
20,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	17,500
	Hotels, Restaurants & Leisure — 0.1%
25,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(f)	625
15,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	14,475
	MGM MIRAGE Inc., Senior Notes:
100,000	5.875% due 2/27/14	86,000
45,000	7.500% due 6/1/16	40,219

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	13

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 0.1% continued
$40,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	$33,500
	Total Hotels, Restaurants & Leisure	174,819
	Media — 0.8%
50,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	51,062
155,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	132,525
180,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	170,100
25,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	18,000
120,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17(c)	81,000
30,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(c)	27,450
2,000,000	Viacom Inc., Senior Notes, 3.150% due 6/16/09(a)(b)	1,975,468
	Total Media	2,455,605
	Multiline Retail — 0.0%
40,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(g)	37,000
40,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	41,550
	Total Multiline Retail	78,550
	Specialty Retail — 0.0%
20,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	16,750
10,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16	8,650
	Total Specialty Retail	25,400
	Textiles, Apparel & Luxury Goods — 0.0%
17,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	16,575
	TOTAL CONSUMER DISCRETIONARY	4,908,393
CONSUMER STAPLES — 0.0%
	Tobacco — 0.0%
	Alliance One International Inc., Senior Notes:
10,000	8.500% due 5/15/12	9,550
10,000	11.000% due 5/15/12	10,350
	TOTAL CONSUMER STAPLES	19,900
ENERGY — 0.9%
	Energy Equipment & Services — 0.1%
35,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	35,612
170,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(c)	176,375
	Total Energy Equipment & Services	211,987

See Notes to Financial Statements.

14	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 0.8%
$2,000,000	Anadarko Petroleum Corp., Senior Notes, 3.200% due 9/15/09(a)(b)	$1,981,022
35,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	35,875
90,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	89,775
140,000	El Paso Corp., Senior Subordinated Notes, 7.000% due 6/15/17	141,187
70,000	Enterprise Products Operating LP, Subordinated Notes, 7.034% due 1/15/68(a)	61,169
35,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	34,519
	OPTI Canada Inc., Senior Secured Notes:
30,000	7.875% due 12/15/14	30,525
50,000	8.250% due 12/15/14	51,750
25,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	25,250
15,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(c)	14,550
	Williams Cos. Inc., Notes:
40,000	6.123% due 5/1/09(a)(c)	40,500
80,000	8.750% due 3/15/32	93,600
	Total Oil, Gas & Consumable Fuels	2,599,722
	TOTAL ENERGY	2,811,709
FINANCIALS — 5.4%
	Capital Markets — 1.1%
2,000,000	Kaupthing Bank HF, Notes, 5.750% due 10/4/11(b)(c)	1,739,286
1,470,000	Merrill Lynch & Co. Inc., Medium Term Notes, 4.495% due 5/20/09(a)(b)	1,469,581
	Total Capital Markets	3,208,867
	Commercial Banks — 3.5%
2,500,000	Glitnir Banki HF, Bond, 3.204% due 1/18/12(a)(b)(c)	2,059,122
	HSBC Bank PLC (Credit linked to JSC Bank TuranAlem), Medium-Term Notes:
100,000	8.195% due 8/20/12(a)	93,150
2,000,000	5.648% due 7/20/12(a)(b)(c)	1,685,000
100,000	7.945% due 8/20/12(a)	92,450
2,000,000	Landsbanki Islands HF, Senior Notes, 3.338% due 8/25/09(a)(b)(c)	1,863,876
970,000	Russian Agricultural Bank, Loan Participation Notes, 6.300% due 5/15/17(b)(c)	911,800
690,000	TuranAlem Finance BV, Bonds, 4.283% due 1/22/09(a)(b)(c)	656,363
880,000	VTB Capital SA, Loan Participation Notes, 4.484% due 11/2/09(a)(b)(c)(e)	874,500
2,360,000	VTB Capital SA for Vneshtorgbank, Loan Participation Notes, 3.384% due 8/1/08(a)(b)(c)	2,351,150
	Total Commercial Banks	10,587,411

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	15

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 0.8%
$90,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 10.701% due 10/1/12	$87,750
30,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	30,863
750,000	Merna Reinsurance Ltd., Subordinated Notes, 4.446% due 7/7/10(a)(b)(c)	711,825
2,000,000	Residential Capital LLC, Senior Notes, 5.816% due 4/17/09(a)(b)	1,650,000
	Total Diversified Financial Services	2,480,438
	Real Estate Management & Development — 0.0%
70,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	38,500
	TOTAL FINANCIALS	16,315,216
HEALTH CARE — 0.3%
	Health Care Equipment & Supplies — 0.0%
10,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	9,400
	Health Care Providers & Services — 0.3%
40,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	41,450
65,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	63,862
276,000	HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(g)	291,870
	Tenet Healthcare Corp., Senior Notes:
371,000	9.875% due 7/1/14(b)	372,855
189,000	9.250% due 2/1/15	185,692
5,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15(g)	5,075
52,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12(a)(g)	42,640
	Total Health Care Providers & Services	1,003,444
	Pharmaceuticals — 0.0%
90,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(f)	1,125
	TOTAL HEALTH CARE	1,013,969
INDUSTRIALS — 0.2%
	Aerospace & Defense — 0.0%
35,000	Hawker Beechcraft Acquisition Co., Senior Subordinated Notes, 9.750% due 4/1/17	36,050
	Airlines — 0.0%
70,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(c)	71,750
	Building Products — 0.1%
220,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 16.822% due 3/1/14	151,250

See Notes to Financial Statements.

16	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Services & Supplies — 0.0%
$30,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	$25,650
40,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	40,800
50,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	44,000
	Total Commercial Services & Supplies	110,450
	Machinery — 0.0%
40,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	40,600
	Road & Rail — 0.0%
80,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	80,200
	Trading Companies & Distributors — 0.1%
100,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(c)	89,500
40,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	35,000
65,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(c)	49,075
	Total Trading Companies & Distributors	173,575
	Transportation Infrastructure — 0.0%
70,000	Swift Transportation Co., Senior Secured Notes, 10.426% due 5/15/15(a)(c)	23,450
	TOTAL INDUSTRIALS	687,325
INFORMATION TECHNOLOGY — 0.0%
	IT Services — 0.0%
20,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(c)(g)	18,700
60,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	62,700
	TOTAL INFORMATION TECHNOLOGY	81,400
MATERIALS — 0.2%
	Chemicals — 0.0%
	Georgia Gulf Corp., Senior Notes:
35,000	9.500% due 10/15/14	29,050
20,000	10.750% due 10/15/16	13,100
20,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	21,550
	Total Chemicals	63,700
	Containers & Packaging — 0.0%
35,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	34,125
30,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	30,375
30,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(c)	28,350
	Total Containers & Packaging	92,850

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	17

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Metals & Mining — 0.1%
$100,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$107,669
30,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	31,500
20,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	18,900
40,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(c)	39,000
15,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12(c)	15,187
20,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	19,200
	Total Metals & Mining	231,456
	Paper & Forest Products — 0.1%
50,000	Appleton Papers Inc., Senior Notes, 8.125% due 6/15/11	48,500
60,000	NewPage Corp., Senior Secured Notes, 9.123% due 5/1/12(a)	63,000
30,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	27,450
	Total Paper & Forest Products	138,950
	TOTAL MATERIALS	526,956
TELECOMMUNICATION SERVICES — 1.7%
	Diversified Telecommunication Services — 1.1%
	Citizens Communications Co.:
30,000	Debentures, 7.050% due 10/1/46	21,450
10,000	Senior Notes, 7.875% due 1/15/27	9,050
210,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	215,250
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	96,875
65,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	61,100
60,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(c)	59,400
200,000	Qwest Communications International Inc., Senior Notes, 6.176% due 2/15/09(a)	199,000
180,000	Qwest Corp., Notes, 6.050% due 6/15/13(a)	175,500
2,000,000	Telecom Italia Capital, Senior Notes, 3.344% due 7/18/11(a)(b)	1,906,396
280,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	275,800
130,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	135,038
	Total Diversified Telecommunication Services	3,154,859
	Wireless Telecommunication Services — 0.6%
5,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	4,831
20,000	Rural Cellular Corp., Senior Subordinated Notes, 6.076% due 6/1/13(a)	20,300
2,000,000	Vodafone Group PLC, Notes, 2.918% due 2/27/12(a)(b)	1,893,450
	Total Wireless Telecommunication Services	1,918,581
	TOTAL TELECOMMUNICATION SERVICES	5,073,440

See Notes to Financial Statements.

18	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

UTILITIES — 0.7%
	Electric Utilities — 0.0%
$30,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	$33,075
	Independent Power Producers & Energy Traders — 0.7%
	AES Corp., Senior Notes:
220,000	7.750% due 10/15/15	220,550
110,000	8.000% due 10/15/17	110,963
140,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	133,350
	Edison Mission Energy, Senior Notes:
20,000	7.200% due 5/15/19	19,600
30,000	7.625% due 5/15/27	28,425
1,300,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(b)(c)(g)	1,339,000
125,234	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	138,853
70,000	NRG Energy Inc., Senior Notes, 7.375% due 1/15/17	68,600
	Total Independent Power Producers & Energy Traders	2,059,341
	TOTAL UTILITIES	2,092,416
	TOTAL CORPORATE BONDS & NOTES (Cost — $35,647,925)	33,530,724
COLLATERALIZED SENIOR LOANS — 10.8%
	Aerospace & Defense — 0.4%
	Dubai Aerospace Enterprise, Term Loan:
285,305	6.990% due 7/31/14(a)	278,172
287,234	9.033% due 7/31/14(a)	280,053
761,539	Hawker Beechcraft, Term Loan B, 4.696% due 3/26/14(a)	716,561
	Total Aerospace & Defense	1,274,786
	Auto Components — 0.3%
995,000	Allison Transmission, Term Loan B, 5.532% due 8/7/14(a)	914,778
	Commercial Services & Supplies — 0.3%
994,987	US Investigations Services Inc., Term Loan B, 5.599% due 2/21/15(a)	927,826
	Diversified Consumer Services — 0.6%
973,141	Education Management, Term Loan C, 4.500% due 6/15/13(a)	899,243
995,000	Thomson Learning Hold, Term Loan B, 5.620% due 7/15/14(a)	900,973
	Total Diversified Consumer Services	1,800,216
	Diversified Financial Services — 0.9%
995,000	Chrysler Financial, Term Loan B, 8.990% due 8/3/12(a)	899,646
938,306	Iconix, Term Loan B, 5.140% due 5/1/14(a)	893,736
992,437	Sally Holdings LLC, Term Loan B, 5.060% due 11/15/13(a)	951,034
	Total Diversified Financial Services	2,744,416

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	19

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Telecommunication Services — 0.3%
$992,405	Cablevision Systems Corp., Term Loan B, 4.477% due 3/30/13(a)	$944,364
	Electric Utilities — 0.3%
995,000	TXU Corp., Term Loan B, 6.579% due 10/10/14(a)	938,918
	Food Products — 0.6%
992,386	Bolthouse Farms Inc., Term Loan B, 5.000% due 12/16/12(a)	963,235
	Dole Food Co.:
94,090	Credit-Linked Deposit, 2.580% due 4/1/13(a)	87,474
207,468	Tranche B Term Loan, 4.835% due 4/12/13(a)	192,881
691,561	Tranche C Term Loan, 5.231% due 4/12/13(a)	642,936
	Total Food Products	1,886,526
	Health Care Equipment & Supplies — 0.3%
	Bausch & Lomb Inc.:
798,000	Term Loan, 5.946% due 4/11/15(a)	784,326
200,000	Term Loan B, 5.946% due 4/11/15(a)	196,573
	Total Health Care Equipment & Supplies	980,899
	Health Care Providers & Services — 1.5%
	Community Health Systems Inc.:
61,872	Term Loan, zero coupon due 7/2/14(a)	58,534
907,024	Term Loan B, 5.335% due 7/2/14(a)	858,097
992,462	HCA Inc., Term Loan B, 4.946% due 11/1/13(a)	935,921
974,254	Health Management Association, Term Loan B, 4.446% due 1/16/14(a)	908,144
	IASIS Healthcare LLC, Term Loan:
692,162	7.067% due 5/1/14(a)	657,842
63,704	7.340% due 5/1/14(a)	60,546
238,891	5.075% due 5/3/14(a)	227,046
992,519	Vanguard Health, Term Loan B, 4.954% due 5/18/11(a)	964,810
	Total Health Care Providers & Services	4,670,940
	Hotels, Restaurants & Leisure — 1.5%
	Aramark Corp.:
58,426	Letter of Credit Facility Deposits, 7.073% due 1/31/14(a)	54,986
919,664	Term Loan, 6.705% due 1/31/14(a)	865,519
	Golden Nugget Inc., Term Loan:
363,636	zero coupon due 6/8/14(a)	333,182
636,364	4.843% due 6/14/14(a)	583,068
	Las Vegas Sands LLC, Term Loan:
200,000	7.100% due 5/8/14(a)	184,514
794,000	7.110% due 5/8/14(a)	732,520
992,500	Six Flags, Term Loan B, 5.150% due 5/31/13(a)	893,338

See Notes to Financial Statements.

20	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 1.5% continued
$970,155	Tropicana Entertainment, Term Loan B, 8.500% due 12/15/11(a)	$941,808
	Total Hotels, Restaurants & Leisure	4,588,935
	Household Products — 0.3%
925,583	Yankee Candle, Term Loan B, 4.900% due 1/15/14(a)	848,892
	Independent Power Producers & Energy Traders — 0.2%
425,014	NRG Energy Inc., Term Loan, 4.196% due 2/1/13(a)	409,421
	IT Services — 0.3%
995,000	First Data Corp., Term Loan, 5.355% due 10/15/14(a)	925,689
	Media — 1.5%
997,500	Charter Communications, Term Loan B, 4.900% due 3/15/14(a)	889,588
992,462	Idearc Inc., Term Loan B, 7.200% due 11/1/14(a)	828,210
992,500	LodgeNet Entertainment Corp., Term Loan B, 4.700% due 4/4/14(a)	898,833
	Univision Communications Inc., Term Loan B:
33,557	5.149% due 9/15/14(a)	28,442
966,443	7.204% due 9/15/14(a)	819,121
1,000,000	UPC Broadband Holding BV, Term Loan N, 4.553% due 3/30/14(a)	941,563
	Total Media	4,405,757
	Multiline Retail — 0.3%
1,000,000	Neiman Marcus Group Inc., Term Loan B, 4.758% due 3/13/13(a)	959,792
	Oil, Gas & Consumable Fuels — 0.3%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 8.198% due 3/30/14(a)	86,476
884,492	Term Loan, 7.830% due 3/30/14(a)	797,149
	Total Oil, Gas & Consumable Fuels	883,625
	Paper & Forest Products — 0.3%
992,386	Georgia-Pacific Corp., Term Loan, 7.186% due 12/23/13(a)	942,198
	Specialty Retail — 0.6%
992,481	Amscan Holdings Inc. Term Loan B, 5.145% due 5/1/13(a)	868,421
992,443	Michaels Stores Inc. Term Loan B, 5.232% due 10/31/13(a)	868,388
	Total Specialty Retail	1,736,809
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $34,097,092)	32,784,787
MORTGAGE-BACKED SECURITIES — 16.4%
	FHLMC — 1.1%
3,217,399	Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM, 6.032% due 3/1/33(a)(b)	3,269,171

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	21

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	FNMA — 15.3%
	Federal National Mortgage Association (FNMA):
$1,576,669	5.985% due 5/1/36(a)(b)	$1,613,635
20,600,000	5.000% due 6/12/38 - 7/14/38(h)	19,882,856
25,350,000	5.500% due 7/14/38(h)	25,108,389
	Total FNMA	46,604,880
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $50,349,510)	49,874,051
SOVEREIGN BOND — 0.7%
	Russia — 0.7%
1,955,225	Russian Federation, 7.500% due 3/31/30(b)(c) (Cost — $2,202,075)	2,221,910
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 18.3%
	U.S. Government Agencies — 18.3%
1,270,000	Federal Home Loan Bank (FHLB), Bonds, 2.737% due 1/28/09(a)(i)	1,270,622
	Federal Home Loan Mortgage Corp. (FHLMC):
	3/1 Hybrid ARM:
77,821	7.020% due 8/1/29(a)	77,728
563,569	7.209% due 8/1/32(a)(b)	571,222
92,453	7.475% due 8/1/32(a)	92,655
	5/1 Hybrid ARM:
250,713	6.586% due 12/1/26(a)(b)	252,393
150,453	5.943% due 7/1/29(a)	152,674
621,570	6.692% due 7/1/29(a)(b)	631,632
1,922,411	3.937% due 7/1/33(a)(b)	1,923,332
	Five Year CMT ARM:
209,848	7.935% due 8/1/25(a)	216,173
46,739	6.383% due 12/1/30(a)	47,911
	Gold Fifteen Year:
126	6.000% due 6/1/08	125
3,953	6.000% due 11/1/08	3,964
30,166	6.000% due 3/1/09	30,299
5,817	6.000% due 4/1/09	5,850
5,334	6.000% due 7/1/09	5,414
32,023	6.000% due 3/1/11	32,928
65,853	6.000% due 5/1/11	67,715
69,047	6.000% due 6/1/11	71,088
518,993	6.000% due 4/1/17	534,087
179,724	6.000% due 5/1/17	184,935
120,026	6.000% due 6/1/17	123,506
11,821	Gold Thirty Year, 6.500% due 4/1/29	12,334

See Notes to Financial Statements.

22	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 18.3% continued
	One Year CMT ARM:
$283,949	6.634% due 12/1/23(a)	$289,538
217,958	6.216% due 2/1/24(a)	221,277
1,087,266	6.277% due 4/1/26(a)(b)	1,095,405
1,876,652	6.311% due 6/1/29(a)(b)	1,894,884
465,822	5.926% due 7/1/29(a)(b)	465,714
358,757	6.665% due 3/1/31(a)(b)	362,426
6,384	7.075% due 5/1/31(a)	6,369
757,730	6.934% due 10/1/33(a)(b)	764,968
2,401,733	One Year LIBOR, 4.242% due 5/1/33(a)(b)	2,396,206
85,683	Six Month LIBOR, 6.729% due 7/1/27(a)	86,514
186,325	Three Year CMT ARM, 6.095% due 12/1/30(a)	194,266
	Federal National Mortgage Association (FNMA):
1,368,609	11th District COFI, 5.716% due 2/1/31(a)(b)	1,371,274
171,294	Fifteen Year, 5.500% due 3/1/11	174,257
792,246	Five Year CMT ARM, 6.436% due 5/1/30(a)(b)	827,851
	One Year CMT ARM:
408,130	6.575% due 11/1/18(a)(b)	411,357
126,557	6.577% due 4/1/20(a)	127,555
152,065	6.557% due 7/1/21(a)	153,551
89,769	6.447% due 8/1/22(a)	91,710
105,088	6.907% due 7/1/23(a)	106,483
233,677	5.187% due 8/1/23(a)	234,375
302,028	6.657% due 2/1/24(a)(b)	305,733
102,583	6.363% due 12/1/25(a)	103,884
253,517	6.265% due 1/1/27(a)	256,729
726,345	6.355% due 7/1/27(a)(b)	740,071
252,465	5.640% due 8/1/27(a)	254,814
56,184	5.956% due 2/1/28(a)	56,999
170,487	6.194% due 3/1/28(a)	171,102
534,660	5.922% due 2/1/29(a)(b)	544,170
689,141	6.583% due 8/1/29(a)(b)	712,002
582,841	7.043% due 11/1/29(a)(b)	588,491
284,646	6.567% due 1/1/30(a)	289,426
219,195	7.065% due 9/1/30(a)	230,283
1,179,955	6.709% due 12/1/30(a)(b)	1,184,363
232,689	6.731% due 1/1/31(a)	235,001
329,258	6.838% due 2/1/31(a)(b)	333,751
276,878	5.943% due 3/1/31(a)	281,393

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	23

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 18.3% continued
$150,026	6.115% due 4/1/31(a)	$151,905
522,650	6.860% due 4/1/31(a)(b)	526,883
318,370	7.148% due 7/1/31(a)(b)	322,633
1,153,611	6.117% due 9/1/31(a)(b)	1,164,242
199,786	6.223% due 9/1/31(a)	202,217
486,114	6.326% due 10/1/31(a)(b)	486,127
201,233	5.340% due 3/1/32(a)	203,549
71,967	6.875% due 6/1/32(a)	73,119
764,526	5.998% due 7/1/32(a)(b)	781,270
707,543	6.695% due 9/1/32(a)(b)	719,824
168,559	7.165% due 11/1/32(a)	170,935
1,195,906	6.343% due 12/1/32(a)(b)	1,209,985
672,854	6.040% due 1/1/33(a)(b)	679,657
357,516	6.406% due 1/1/33(a)(b)	363,924
1,104,936	4.637% due 5/1/33(a)(b)	1,115,251
	One Year LIBOR:
300,967	6.890% due 8/1/32(a)(b)	303,141
898,044	4.962% due 11/1/32(a)(b)	905,208
	Six Month CD ARM:
586,481	5.662% due 12/1/20(a)(b)	586,692
45,957	6.731% due 6/1/24(a)	46,609
406,810	7.079% due 7/1/24(a)(b)	416,076
428,034	6.511% due 9/1/24(a)(b)	434,732
1,101,246	6.729% due 9/1/24(a)(b)	1,118,175
	Six Month LIBOR:
82,804	6.414% due 11/1/31(a)	83,299
659,488	6.762% due 1/1/33(a)(b)	671,114
744,061	5.055% due 4/1/33(a)(b)	754,425
2,303,623	4.558% due 5/1/33(a)(b)	2,334,347
1,924,336	4.433% due 6/1/33(a)(b)	1,947,539
	Three Year CMT ARM:
126,940	6.475% due 9/1/21(a)	127,503
1,961,829	6.859% due 6/1/30(a)(b)	1,996,246
8,462	Government National Mortgage Association (GNMA), Fifteen Year, 6.000% due 12/15/08	8,482
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
201,440	5.375% due 2/20/16(a)	203,315
258,234	6.375% due 6/20/17(a)	263,007

See Notes to Financial Statements.

24	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 18.3% continued
$763,791	5.625% due 9/20/20(a)(b)	$771,056
418,198	5.375% due 3/20/21(a)	421,262
1,437,748	6.375% due 6/20/22(a)(b)	1,463,942
333,844	5.625% due 8/20/22(a)(b)	336,189
880,329	5.125% due 10/20/22(a)(b)	885,185
449,097	5.125% due 11/20/22(a)(b)	451,570
175,651	5.125% due 12/20/22(a)	176,500
307,942	6.375% due 5/20/23(a)(b)	313,344
220,511	6.375% due 1/20/24(a)	221,397
501,146	5.375% due 3/20/24(a)(b)	502,969
272,369	6.375% due 5/20/26(a)	277,300
535,039	5.625% due 9/20/27(a)(b)	537,868
536,973	5.125% due 10/20/27(a)(b)	539,687
831,967	6.375% due 4/20/32(a)(b)	845,839
294,963	6.375% due 5/20/32(a)(b)	299,872
1,762,104	5.625% due 7/20/32(a)(b)	1,772,048
1,366,506	5.625% due 8/20/32(a)(b)	1,374,256
281,721	5.625% due 9/20/32(a)	283,215
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $55,678,594)	55,717,709
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $350,154,598)	326,326,934
SHORT-TERM INVESTMENTS — 4.3%
	U.S. Government Agencies — 4.3%
	Federal Home Loan Bank (FHLB) Discount Notes:
11,500,000	1.900% due 6/2/08(b)(j)	11,499,393
1,000,000	1.901% due 6/2/08(j)	999,947
445,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.825% due 12/15/08(i)	439,561
	TOTAL SHORT-TERM INVESTMENTS (Cost — $12,939,957)	12,938,901
	TOTAL INVESTMENTS — 111.6% (Cost — $363,094,555#)	339,265,835
	Liabilities in Excess of Other Assets — (11.6)%	(35,224,264)
	TOTAL NET ASSETS — 100.0%	$304,041,571

(a)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2008.

(b)	All or a portion of this security is segregated for open futures contracts, written options, swap contracts and to-be-announced (“TBA”) securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	25

Schedule of investments continued

May 31, 2008

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

(d)	Illiquid security.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Security is currently in default.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	This security is traded on a TBA basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $363,716,177.

Abbreviations used in this schedule:
ARM — Adjustable Rate Mortgage
CD — Certificate of Deposit
CMT — Constant Maturity Treasury
COFI — Cost of Funds Index
GSAMP — Goldman Sachs Mortgage Corp.
IO — Interest Only
LIBOR — London Interbank Offered Rate
MASTR — Mortgage Asset Securitization Transactions Inc.
MLCC — Merrill Lynch Credit Corporation
PAC — Planned Amortization Class
REMIC — Real Estate Mortgage Investment Conduit
STRIPS — Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF OPTIONS WRITTEN
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
37	Eurodollar Futures, Put	3/16/09	$97.50	$86,950
	(Premiums Received — $25,252)

See Notes to Financial Statements.

26	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Statement of assets and liabilities

May 31, 2008

ASSETS:
Investments, at value (Cost — $363,094,555)	$339,265,835
Cash	6,740,899
Receivable for securities sold	33,850,973
Interest receivable	1,374,337
Receivable for Fund shares sold	1,118,548
Principal paydown receivable	717,344
Unrealized appreciation on swaps	554,685
Receivable from broker — variation margin on open futures contracts	28,044
Premium paid for swaps purchased	9,990
Prepaid expenses	29,474
Total Assets	383,690,129
LIABILITIES:
Payable for securities purchased	78,951,618
Investment management fee payable	142,979
Distribution fees payable	109,159
Payable for Fund shares repurchased	107,058
Distributions payable	92,213
Options written, at value (premium received $25,252)	86,950
Trustees’ fees payable	4,202
Accrued expenses	154,379
Total Liabilities	79,648,558
TOTAL NET ASSETS	$304,041,571
NET ASSETS:
Par value (Note 6)	$345
Paid-in capital in excess of par value	378,253,181
Undistributed net investment income	50,468
Accumulated net realized loss on investments, futures contracts and options written	(50,890,705)
Net unrealized depreciation on investments, futures contracts, options written and swap contracts	(23,371,718)
TOTAL NET ASSETS	$304,041,571
Shares Outstanding:
Class A	19,913,391
Class B	315,415
Class C	12,373,754
Class I	1,905,423
Net Asset Value:
Class A (and redemption price)	$8.83
Class B1	$8.74
Class C (and redemption price)	$8.78
Class I (and redemption price)	$8.81
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.03

[1]	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	27

Statement of operations

For the Year Ended May 31, 2008

INVESTMENT INCOME:
Interest	$18,710,219
EXPENSES:
Investment management fee (Note 2)	1,887,133
Distribution fees (Note 2 and 4)	1,519,964
Shareholder reports (Note 4)	80,784
Legal fees	75,698
Transfer agent fees (Note 4)	67,664
Registration fees	55,941
Audit and tax	52,985
Insurance	8,820
Custody fees	5,044
Trustees’ fees	2,352
Miscellaneous expenses	8,361
Total Expenses	3,764,746
Less: Fees paid indirectly (Note 1)	(3,260)
Net Expenses	3,761,486
NET INVESTMENT INCOME	14,948,733
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,137,464
Futures contracts	(4,925,385)
Options written	239,718
Net Realized Loss	(2,548,203)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(22,134,096)
Futures contracts	261,036
Options written	(61,698)
Swap contracts	554,685
Change in Net Unrealized Appreciation/Depreciation	(21,380,073)
Increase From Payment by Affiliate (Note 12)	21
Net Loss on Investments, Futures Contracts, Options Written and Swap Contracts	(23,928,255)
DECREASE IN NET ASSETS FROM OPERATIONS	$(8,979,522)

See Notes to Financial Statements.

28	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2008	2007
OPERATIONS:
Net investment income	$14,948,733	$17,549,996
Net realized loss	(2,548,203)	(1,785,784)
Change in net unrealized appreciation/depreciation	(21,380,073)	3,690,159
Increase from payment by affiliate	21	27,000
Increase (Decrease) in Net Assets From Operations	(8,979,522)	19,481,371
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(15,979,402)	(20,286,085)
Decrease in Net Assets From Distributions to Shareholders	(15,979,402)	(20,286,085)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	76,210,836	101,364,128
Reinvestment of distributions	14,018,468	16,978,538
Cost of shares repurchased	(146,855,077)	(319,018,750)
Decrease in Net Assets From Fund Share Transactions	(56,625,773)	(200,676,084)
DECREASE IN NET ASSETS	(81,584,697)	(201,480,798)
NET ASSETS:
Beginning of year	385,626,268	587,107,066
End of year*	$304,041,571	$385,626,268
* Includes undistributed net investment income of:	$50,468	$65,559

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$9.50	$9.52	$9.62	$9.64	$9.78
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.42	0.38	0.30	0.19	0.14
Net realized and unrealized gain (loss)	(0.64)	0.04	(0.03)	0.01	(0.08)
Total income (loss) from operations	(0.22)	0.42	0.27	0.20	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.44)	(0.37)	(0.22)	(0.20)
Total distributions	(0.45)	(0.44)	(0.37)	(0.22)	(0.20)
NET ASSET VALUE, END OF YEAR	$8.83	$9.50	$9.52	$9.62	$9.64
Total return[2]	(2.41)%[3]	4.53%[3]	2.88%	2.13%	0.64%
NET ASSETS, END OF YEAR (MILLIONS)	$176	$194	$210	$311	$536
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.87%	0.92%[4]	0.90%	0.96%	0.94%
Net expenses	0.87 [5]	0.90 [4,6]	0.87 [6]	0.94 [6]	0.94
Net investment income	4.56	4.03	3.18	1.92	1.49
PORTFOLIO TURNOVER RATE	27%[7]	49%[7]	25%[7]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 81% and 27% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

30	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$9.41	$9.43	$9.53	$9.55	$9.69
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.36	0.32	0.25	0.14	0.10
Net realized and unrealized gain (loss)	(0.65)	0.04	(0.03)	0.02	(0.09)
Total income (loss) from operations	(0.29)	0.36	0.22	0.16	0.01
LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.38)	(0.32)	(0.18)	(0.15)
Total distributions	(0.38)	(0.38)	(0.32)	(0.18)	(0.15)
NET ASSET VALUE, END OF YEAR	$8.74	$9.41	$9.43	$9.53	$9.55
Total return[2]	(3.15)%[3]	3.88%[3]	2.32%	1.64%	0.15%
NET ASSETS, END OF YEAR (000s)	$2,757	$5,397	$10,510	$18,045	$23,941
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.57%	1.54%[4]	1.47%	1.46%	1.45%
Net expenses	1.57 [5]	1.52 [4,6]	1.46 [6]	1.45 [6]	1.45
Net investment income	3.93	3.41	2.62	1.46	1.01
PORTFOLIO TURNOVER RATE	27%[7]	49%[7]	25%[7]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 81% and 27% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$9.45	$9.47	$9.58	$9.60	$9.74
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.37	0.33	0.25	0.14	0.10
Net realized and unrealized gain (loss)	(0.64)	0.04	(0.04)	0.02	(0.08)
Total income (loss) from operations	(0.27)	0.37	0.21	0.16	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.39)	(0.32)	(0.18)	(0.16)
Total distributions	(0.40)	(0.39)	(0.32)	(0.18)	(0.16)
NET ASSET VALUE, END OF YEAR	$8.78	$9.45	$9.47	$9.58	$9.60
Total return[2]	(3.00)%[3]	3.97%[3]	2.23%	1.66%	0.17%
NET ASSETS, END OF YEAR (MILLIONS)	$108	$169	$248	$432	$720
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.44%	1.46%[4]	1.45%	1.43%	1.42%
Net expenses	1.44 [5]	1.44 [4,6]	1.43 [6]	1.42 [6]	1.42
Net investment income	4.04	3.49	2.63	1.46	1.02
PORTFOLIO TURNOVER RATE	27%[7]	49%[7]	25%[7]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 81% and 27% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

32	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS I SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$9.49	$9.51	$9.61	$9.64	$9.78
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.45	0.40	0.33	0.23	0.17
Net realized and unrealized gain (loss)	(0.66)	0.05	(0.03)	(0.01)	(0.07)
Total income (loss) from operations	(0.21)	0.45	0.30	0.22	0.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.47)	(0.40)	(0.25)	(0.24)
Total distributions	(0.47)	(0.47)	(0.40)	(0.25)	(0.24)
NET ASSET VALUE, END OF YEAR	$8.81	$9.49	$9.51	$9.61	$9.64
Total return[2]	(2.26)%[3]	4.80%[3]	3.15%	2.36%	0.99%
NET ASSETS, END OF YEAR (000s)	$16,792	$17,253	$118,170	$169,522	$81,230
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.61%	0.65%[4]	0.63%	0.63%	0.62%
Net expenses	0.61 [5]	0.63 [4,6]	0.63 [6]	0.62 [6]	0.62
Net investment income	4.85	4.18	3.41	2.39	1.76
PORTFOLIO TURNOVER RATE	27%[7]	49%[7]	25%[7]	20%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 81% and 27% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon

34	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	35

Notes to financial statements continued

security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

36	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	37

Notes to financial statements continued

any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(l) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(m) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the

38	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$338,424	$(338,424)
(b)	$1,015,578	(1,015,578)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed-income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an average of the Fund’s daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	39

Notes to financial statements continued

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2008, LMIS and its affiliates received sales charges of approximately $500 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2008, CDSCs paid to LMIS and its affiliates were approximately $8,200 on the Fund’s Class B shares repurchased.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2008, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$56,652,952	$805,727,074
Sales	109,309,892	784,563,010

At May 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$234,098
Gross unrealized depreciation	(24,684,440)
Net unrealized depreciation	$(24,450,342)

40	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

At May 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Eurodollar	269	3/09	$65,284,595	$65,013,937	$(270,658)
Eurodollar	135	6/09	32,596,788	32,543,438	(53,350)
Eurodollar	10	9/09	2,404,625	2,405,000	375
Eurodollar	2	12/08	481,560	484,450	2,890
U.S. Treasury 2-Year Notes	204	9/08	43,090,348	42,967,500	(122,848)
					(443,591)
Contracts to Sell:
U.S. Treasury 5-Year Notes	179	9/08	19,861,816	19,678,813	183,003
U.S. Treasury 10-Year Notes	139	9/08	15,849,071	15,624,468	224,603
					407,606
Net unrealized loss on open futures contracts					$(35,985)

At May 31, 2008, the Fund held TBA securities with a total cost of $45,437,625.

At May 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Options written, outstanding May 31, 2007	—	—
Options written	766	$380,607
Options closed	(729)	(355,355)
Options expired	—	—
Options written, outstanding May 31, 2008	37	$25,252

At May 31, 2008, the Fund held the following interest rate swap contract:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	9/17/08
Notional Amount:	$13,320,000
Payments Received by the Fund:	Floating Rate (3-Month LIBOR)
Payments Made by the Fund:	Fixed Rate, 4.25%
Termination Date:	9/17/18
Unrealized appreciation:	$554,685

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	41

Notes to financial statements continued

For the year ended May 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$462,451	$13,134	$14,709
Class B	30,455	4,212	4,160
Class C	1,027,058	50,247	61,809
Class I	—	71	106
Total	$1,519,964	$67,664	$80,784

5. Distributions to shareholders by class

	YEAR ENDED MAY 31, 2008	YEAR ENDED MAY 31, 2007
Net Investment Income:
Class A	$8,981,837	$9,267,975
Class B	172,002	318,552
Class C	5,943,897	8,356,216
Class I1	881,666	2,343,342
Total	$15,979,402	$20,286,085

[1]	As of November 20, 2006, Class Y shares were renamed Class I shares.

6. Shares of beneficial interest

At May 31, 2008, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED MAY 31, 2008		YEAR ENDED MAY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	7,707,012	$71,050,907	7,577,449	$72,182,375
Shares issued on reinvestment	876,322	8,063,715	804,136	7,657,473
Shares repurchased	(9,115,092)	(83,922,473)	(10,001,409)	(95,261,162)
Net decrease	(531,758)	$(4,807,851)	(1,619,824)	$(15,421,314)
Class B
Shares sold	105,856	$984,480	68,279	$643,714
Shares issued on reinvestment	14,342	131,250	26,075	245,870
Shares repurchased	(378,432)	(3,469,616)	(635,580)	(5,993,268)
Net decrease	(258,234)	$(2,353,886)	(541,226)	$(5,103,684)

42	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

	YEAR ENDED MAY 31, 2008		YEAR ENDED MAY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	433,734	$3,992,349	1,410,292	$13,365,125
Shares issued on reinvestment	543,477	4,992,606	729,716	6,913,007
Shares repurchased	(6,444,598)	(59,249,559)	(10,507,648)	(99,559,165)
Net decrease	(5,467,387)	$(50,264,604)	(8,367,640)	$(79,281,033)
Class I1
Shares sold	19,712	$183,100	1,595,468	$15,172,914
Shares issued on reinvestment	90,456	830,897	227,312	2,162,188
Shares repurchased	(23,423)	(213,429)	(12,426,583)	(118,205,155)
Net increase (decrease)	86,745	$800,568	(10,603,803)	$(100,870,053)

[1]	As of November 20, 2006, Class Y shares were renamed Class I shares.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily
06/30/2008	$0.027019	$0.022601	$0.023054	$0.028772

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$15,979,402	$20,286,085

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	43

Notes to financial statements continued

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$92,219
Capital loss carryforward*	(48,667,660)
Other book/tax temporary differences(a)	(1,643,174)
Unrealized appreciation/(depreciation)(b)	(23,993,340)
Total accumulated earnings/(losses) — net	$(74,211,955)

*	As of May 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
5/31/2009	$(340,617)
5/31/2010	(1,736,816)
5/31/2011	(9,454,718)
5/31/2012	(17,116,336)
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
$(48,667,660)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“ SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other

44	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	45

Notes to financial statements continued

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their

46	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	47

Notes to financial statements continued

Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its August 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after

48	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

12. Investment restriction

The Fund’s investment policy states that the Fund will normally invest at least 80% of its net assets in adjustable rate securities and that the Fund may also invest up to 20% of its net assets in fixed rate debt securities.

During the period, the Fund exceeded the 20% limit in fixed rate debt securities at 20.02%. The Fund’s manager has corrected the portfolio to meet the Fund’s investment policy and has reimbursed the Fund for losses incurred by the Fund in the amount of $21.

Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report	49

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Adjustable Rate Income Fund, a series of Legg Mason Partners Income Trust as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Adjustable Rate Income Fund as of May 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 25, 2008

50	Legg Mason Partners Adjustable Rate Income Fund 2008 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Adjustable Rate Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Adjustable Rate Income Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

52	Legg Mason Partners Adjustable Rate Income Fund

STEPHEN RANDOLPH GROSS c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Adjustable Rate Income Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds);

Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

54	Legg Mason Partners Adjustable Rate Income Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

Legg Mason Partners Adjustable Rate Income Fund	55

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

56	Legg Mason Partners Adjustable Rate Income Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008) and Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008) and Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Adjustable Rate Income Fund	57

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2008:

Distribution Paid	6/1/2007-12/31/2007	1/1/2008-5/31/2008
Interest from Federal Obligations	—	4.21%

Please retain this information for your records.

58	Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts, 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Legg Mason Partners Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in 2008, based on 12/31/07 assets under management, according to Pensions & Investments, May 2008.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/08 SR08-611

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2007 and May 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2007 and $43,900 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $5,200 in 2007 and $0 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten R.

Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: August 7, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: August 7, 2008